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                                                                   EXHIBIT 10.52


                              ASSUMPTION AGREEMENT


THE STATE OF TEXAS       )
                         )        KNOW ALL MEN BY THESE PRESENTS THAT:
COUNTY  OF  BEXAR        )


         THIS ASSUMPTION AGREEMENT (this "Agreement") dated as of the 6th day of April, 1998, by and between NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation ("Nationwide"), and EMPLOYERS LIFE INSURANCE COMPANY OF WAUSAU, a Wisconsin corporation ("Employers") (Nationwide and Employers being collectively "Lender"), SOLO SERVE CORPORATION, a Delaware corporation ("Maker"), KOONTZ/MCCOMBS 1, LTD., a Texas limited partnership ("Borrower"), KOONTZ/MCCOMBS, LLC, a Texas limited liability company (the "General Partner") and BART C. KOONTZ ("Koontz") (the General Partner and Koontz being collectively "Indemnitors");


                         W I T N E S S E T H  T H A T:


         WHEREAS, Lender has made a loan to Maker in the amount of $5,940,000 (the "Loan"), and in connection with the Loan, Maker has executed and delivered to Lender one certain Mortgage Note A dated November 20, 1992, payable to the order of Nationwide in the original principal sum of $4,940,000, with interest and principal payable as therein provided, which Mortgage Note A has been modified by that certain Loan Modification Agreement (the "Modification") dated July 18, 1995, executed by Maker and Lender, recorded in Volume 6568, Page 1548 in the Official Public Record of Real Property of Bexar County, Texas (Mortgage Note A as modified by the Modification, "Note A") and one certain Mortgage Note B dated November 20, 1992, payable to the order of Employers in the original principal sum of $1,000,000, with interest and principal payable as therein provided, which Mortgage Note B has been modified by the Modification (Mortgage Note B as modified by the Modification, "Note B") (Note A and Note B being collectively the "Note"), the payment of which Note is secured by Deed of Trust, Mortgage and Security Agreement dated of even date with the Note from Maker to
M. Lawrence Hicks, Jr., Trustee, recorded in Volume 5504, Page 720, of the Real Property Records of Bexar County, Texas, covering certain real property described therein (the "Property"), including without limitation, the land described in Exhibit A attached hereto and made a part hereof, which Deed of Trust, Mortgage and Security Agreement has been modified by the Modification (the Deed of Trust, Mortgage and Security Agreement as modified by the Modification, the "Deed of Trust"), reference being here made to the Deed of Trust and the record thereof for all purposes;

         WHEREAS, in connection with the Loan, Maker has also executed (i) an Assignment of Leases, Rents and Profits dated of even date with the Note from Maker to Lender, recorded in Volume 5504, Page 765, of the Real Property Records of Bexar County, Texas, providing a source of future payment of the Loan, which Assignment of Leases and Rents has been modified by the Modification (the Assignment of Leases, Rents and Profits as modified by the Modification, the "Assignment of Leases and Rents"), reference being here made to the Assignment of Leases and Rents and the record thereof for all purposes, and (ii) that certain Indemnity Agreement (the "Indemnity Agreement") dated of even date with the Note executed by Maker in favor of Lender (the Note, the Deed of Trust, the Assignment of Leases and Rents, the Indemnity Agreement and all other documents executed by Maker or any other parties in connection with or securing or evidencing the Loan are herein collectively called the "Loan Documents");
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         WHEREAS, the Deed of Trust provides that the indebtedness secured thereby may, at the option of the holder of same, be accelerated if Maker or any assignee of Maker sells or conveys any or all of the Property without the consent of Lender;

         WHEREAS, Lender has been requested to consent to the conveyance of the Property to Borrower and Lender is willing so to consent upon compliance with the terms and provisions of this Agreement; and

         WHEREAS, Lender is the owner and holder of the Note and Borrower is the owner of the legal and equitable title to the Property;

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Conveyance of Property. Maker has concurrently herewith conveyed title to the Property to Borrower. Borrower hereby acknowledges and agrees that title to the Property and its interest therein, is encumbered by and subject to the liens, security interests, assignments and other terms, covenants, restrictions and provisions of the Loan Documents.

         2.      Assumption by Borrower and Indemnitors.

                 (a) Borrower hereby acknowledges and agrees that it hereby (i) assumes and promises to keep and perform all covenants and obligations on Maker's part to be performed under the Loan Documents from and after the conveyance and transfer of the Property to Borrower and attributable to any act, omission, occurrence, event or circumstance occurring after the conveyance and transfer of the Property to Borrower to the same extent as if Borrower were the Maker thereto and (ii) assumes and promises to pay the outstanding principal balance of the Note, with interest thereon, and all other sums required to be paid to Lender in accordance with the provisions of the Note and other Loan Documents, and to perform, comply with and abide by each and every one of the covenants, agreements and conditions contained and set forth in the Loan Documents.

                 (b) Indemnitors hereby acknowledge and agree that they hereby assume and promise to keep and perform all covenants and obligations on Maker's part to be performed under the Indemnity Agreement from and after the conveyance and transfer of the Property to Borrower and attributable to any act, omission, occurrence, event or circumstance occurring after the conveyance and transfer of the Property to Borrower to the same extent as if Borrower and Indemnitors were the Maker thereto.

                 (c) For purposes of this Agreement, the transfer of the Property shall be deemed to have occurred simultaneously with the recordation in the Real Property Records of Bexar County, Texas, of the deed by which title to the Property is conveyed by Maker to Borrower.

         3. Conditions Precedent to Lender's Consent. Lender's consent and approval as set forth in Paragraph 4 below is conditioned upon the satisfaction of the following conditions precedent:

                 (a) Maker, Borrower and Indemnitors shall have executed and delivered this Agreement to Lender.

                 (b) Maker or Borrower shall have paid a total transfer fee of 1% of the outstanding principal balance of Note A and Note B at the time of such transfer to Lender (which amount includes $3,000.00 previously paid to Lender) in connection with the transfer of the Property and the assumption of the loan evidenced by the Note by Borrower, and shall have reimbursed Lender for any and all costs and expenses and third-party costs incurred by Lender for the processing of said




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         transfer, including, without limitation, counsel fees, recording and transfer fees, and title insurance costs and premiums. Maker and Borrower agree that should the Loan Documents contain any provision defining or limiting a transfer fee or assumption fee, this paragraph shall control and supersede such provision.

                 (c) Lender shall have received and approved such partnership documents or other organizational documents of Borrower and the General Partner as are requested by Lender.

                 (d) Borrower shall have, at its sole cost and expense, obtained and delivered to Lender a mortgagee's title policy to be issued simultaneously with Borrower's owner's policy insuring the lien of the Deed of Trust in an amount equal to the loan balance assumed.

                 (e) Borrower shall have executed and delivered to Lender a Certification of Non-Foreign Status in a form acceptable to Lender.

                 (f) Borrower shall have executed and filed financing statements and/or financing statement amendments in form and substance satisfactory to Lender in all places necessary in connection with the perfection of Lender's security interest in the fixtures and other property described in the Deed of Trust.

                 (g) Maker shall have executed and contemporaneously filed of record, in the Real Property Records of Bexar County, Texas, a deed in the form approved by Lender, pursuant to which title to the Property shall be conveyed to Borrower.

                 (h) There shall be no secondary or subordinate financing of the Property in connection with the conveyance and transfer of the Property by Maker to Borrower and no other changes to the status of title to the Property not approved by Lender.

                 (i) Borrower shall have executed and delivered an Escrow and Security Agreement to Lender, in form and substance satisfactory to Lender.

                 (j) Borrower and Maker shall have executed and delivered to Lender a lease covering the Property, in form and substance satisfactory to Lender.

                 (k) Borrower shall have executed and delivered a Notice and Agreement to Lender, in form and substance satisfactory to Lender.

                 (l) Borrower shall continue to escrow for real estate taxes, assessments and insurance premiums pursuant to the Deed of Trust.

                 (m) Borrower shall deliver to Lender in form and substance satisfactory to Lender and Borrower's counsel, an opinion of counsel to Borrower and Indemnitors, stating that, inter alia, (i) Borrower is duly formed, legally existing and in good standing under the laws of the State of its formation and authorized to do business in Texas, (ii) the General Partner is duly formed, legally existing and in good standing under the laws of the State of its formation and authorized to do business in Texas, (iii) the execution of this Agreement and the other documents in connection with the assumption of the Loan have been duly authorized by Borrower and the General Partner, (iv) Borrower has all requisite authority to




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         own, lease and operate the Property and assume the obligations of
         Maker under the Loan Documents, (v) Indemnitors have all requisite authority to assume the obligations of Maker under the Indemnity Agreement, and (vi) this Agreement and the other documents executed by Borrower and Indemnitors in connection with the assumption of the Loan have been duly executed and delivered by Borrower and Indemnitors and are legal, valid, and binding obligations of Borrower and/or Indemnitor, as the case may be, and enforceable against Borrower or Indemnitor, as the case may be, in accordance with their terms.

                 (n) Maker or Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation title insurance policy premiums or endorsement charges, fees and expenses of legal counsel to Lender and recording fees.

         4. Consent to Transfer of Property and Release of Maker. Subject to the conditions set forth in Paragraph 3 above and pursuant to Paragraph 33 of the Deed of Trust:

                 (a) Lender hereby consents to the sale and transfer of the Property to Borrower, and hereby accepts Borrower as the owner of the Property, without prejudice to its rights with respect to any future conveyance of the Property (or any interest therein).

                 (b) Lender shall amend its records to indicate that Borrower is the owner of the Property, and Lender shall indicate on the Note that the Note is subject to the terms of this Agreement.

                 (c) From and after the conveyance of the Property, Lender hereby releases, remises, acquits and forever discharges Maker, together with its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Maker's Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing under the Loan Documents, and/or for or because of any matter or things done, omitted or suffered to be done by any of the Maker's Released Parties, and in any way directly or indirectly arising out of or in any way connected to the Note, the Deed of Trust, the Assignment of Leases and Rents or any other Loan Document, or any of the transactions associated therewith, or the Property, provided, however, that the foregoing release shall not cover any obligation or liability of Maker under the Loan Documents prior to the conveyance of the Property or any of the representations, covenants and obligations of Maker contained in this Agreement.

         5.      Representations, Warranties and Covenants to Lender.

                 (a) Maker, Borrower and Indemnitors hereby represent, warrant, certify and covenant to Lender (EACH SUCH REPRESENTATION, WARRANTY AND CERTIFICATION BEING MADE BY MAKER AS TO ITSELF, BY BORROWER AS TO ITSELF AND BY INDEMNITORS AS TO THEMSELVES) respectively that:

                          (i) Such party has not made an assignment for benefit of creditors;

                          (ii) No application or petition has been filed for the appointment of a custodian, trustee, receiver or agent to take possession of any property of such party;




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                          (iii)   Such party is generally paying its debts as
                 such debts become due;

                          (iv) Such party is not "insolvent" as that term is defined in Section 101(31) of the "Bankruptcy Code" (Title 11 of the United States Code; 11 U.S.C. Sections 101, et seq.);

                          (v) Such party has not filed a petition with the bankruptcy court under the Bankruptcy Code, or commenced any proceeding relating to Borrower under any bankruptcy or reorganization statute or under any arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction;

                          (vi) No petition or application of the type described in subparagraphs (ii) and (v) above, and no proceeding of the type described in subparagraph (v) above, has been filed or commenced against such party;

                          (vii) Execution and delivery of this Agreement by such party and to the extent applicable, compliance by such party with the provisions of the Loan Documents will not (A) violate or result in any breach of any of the terms, conditions or provisions of or constitute a default under any deed of trust, loan agreement, indenture or other contract or agreement to which such party is a party or by which such party or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which such party is subject, (B) result in the creation of any lien, charge or encumbrance on the property or assets of such party (other than the lien on the Property created by the Loan Documents), or (C) violate the terms of such party's organizational documents, to the extent applicable or any order of any court or administrative agency entered in any proceeding to which such party was or is a party or to which such party may be subject or be bound;

                          (viii) This Agreement constitutes the legal, valid and binding obligations of each such party, enforceable in accordance with its terms;

                          (ix)    The execution and delivery of, and
                 performance under this Agreement are within such party's power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action;

                          (x) Each person executing this Agreement as a representative of such party, and, to the extent applicable, its general partner, has been duly authorized and has full power to execute and deliver this Agreement on behalf of such party, and to bind such party to the terms and conditions hereof;

                          (xi) To its actual knowledge, such party is not in violation of any Federal or State laws, including, but not limited to, Federal securities laws, blue sky laws, and other laws, or the rules or regulations of the Securities and Exchange Commission with respect to the Property;

                          (xii) Such party is not engaged and has not been engaged at any time since Maker's acquisition of the Property in a "pattern of racketeering activity" within the meaning of 18 U.S.C. 1961, as amended, or engaged in any other pattern of actions, the potential results of which might include forfeiture of Maker's interest in the Property;




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                          (xviii) There are no law suits or legal proceedings
                 pending or to the actual knowledge of such party's knowledge threatened in any court or before any governmental agency involving such party or the Property, nor are there any judgments outstanding against such party.

                 (b) Maker and Borrower hereby represent, warrant and certify to Lender that, as of the date hereof, Maker or Borrower, as the case may be and with respect to itself, has no knowledge of any offsets, defenses or counterclaims to the payment of the indebtedness evidenced by the Note, and Borrower hereby agrees that if Borrower hereafter becomes aware of such defense to the payment of such indebtedness based on facts or circumstances existing as of the date hereof, the same will not be raised against Lender.

                 (c) The representations, warranties and certifications set forth herein are given to induce Lender to grant the consent and approvals set forth in Paragraph 4 above, with the knowledge that Lender will rely upon the truth of the statements made herein.

                 (d) Maker, Borrower and Indemnitors each agree to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation attorneys' fees) incurred as a result of any representation or warranty made by it, but not of any other of such parties, herein proving to be untrue in any respect.

                 (e) Borrower hereby represents, warrants and certifies to Lender that:

                          (i) Borrower is duly organized and legally existing under the laws of the State of Texas and is authorized to own and operate the Property and/or otherwise transact business in the State of Texas; and

                          (ii) Borrower understands and hereby acknowledges all of the terms and provisions of the Loan Documents.

                 (f) General Partner hereby represents, warrants and certifies to Lender that General Partner is duly organized and legally existing under the laws of the State of Texas.

                 (g) Maker hereby represents, warrants and certifies to Lender that to Maker's knowledge there exists no uncured default under the Note, the Deed of Trust, the Assignment of Leases and Rents or any of the other Loan Documents.

                 (h) Borrower and Indemnitors reaffirm to Lender each of the covenants and agreements of Maker set forth in the Loan Documents with the same force and effect as if each were separately stated herein.

                 (i) It is specifically understood and agreed that each of the representations, warranties, certifications and covenants made in this Section 5 are made by such party as each applies to itself (and not for any other party to this Agreement), and not to any other party that may be making the same representations, warranty, certification and/or covenant.

                 (j) Nothing contained herein shall be construed as an acknowledgment, confirmation or reaffirmation by Borrower, the Indemnitors or the General Partner of any of the representations and




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         warranties made by Maker in the Loan Documents; it being understood that the representations and warranties set forth in this Agreement and/or such other loan documents specifically executed by Borrower, Indemnitors or General Partner, as the case may be, are intended to be inclusive of all representations and warranties made by Borrower, Indemnitors or General Partner, with respect to the Loan Documents assumed herein. This subsection 5(j) shall not be deemed to limit Borrower's and Indemnitors' assumption of the covenants and agreements under the Loan Documents as specifically provided in this Agreement.

         6. Further Assurances. Borrower, upon request from Lender, agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Note.

         7. INDEMNIFICATIONS. BORROWER EXPRESSLY CONFIRMS AND AGREES THAT THE INDEMNITY AGREEMENTS CONTAINED IN PARAGRAPHS 3 AND 26 OF THE DEED OF TRUST AND IN PARAGRAPH 4 OF THE ASSIGNMENT OF LEASES AND RENTS APPLY TO EACH INDEMNIFIED PARTY THEREUNDER WITH RESPECT TO CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, COURT COSTS AND ATTORNEYS' FEES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. HOWEVER, SUCH INDEMNITIES SHALL NOT APPLY TO ANY INDEMNIFIED PARTY TO THE EXTENT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY.

         8. RELEASES IN LOAN DOCUMENTS. BORROWER EXPRESSLY CONFIRMS AND AGREES THAT THE RELEASE CONTAINED IN SECTION 1.E OF THE ASSIGNMENT OF LEASES AND RENTS APPLIES TO LENDER WITH RESPECT TO ANY MATTER COVERED THEREBY WHICH IN WHOLE OR IN PART IS CAUSED BY OR ARISES OUT OF THE NEGLIGENCE OF LENDER. HOWEVER, SUCH RELEASE SHALL NOT APPLY TO LENDER TO THE EXTENT A MATTER COVERED THEREBY IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER.

         9. Remedies. If Borrower or Indemnitors shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect as each applies to itself, Borrower shall be deemed to be in default under the Deed of Trust and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the Deed of Trust, the Assignment of Leases and Rents or any other Loan Document or which Lender may otherwise be entitled, whether at law or in equity. Nothing contained in this Section 9 or otherwise in this Agreement shall be construed to create any obligation or agreement of Borrower or Indemnitors, as the case may be, to perform any duties or obligations of the other party under the Loan Documents which are not specifically assumed herein.

         10. Lien Status. Maker and Borrower hereby acknowledge and agree that the liens and security interests created and evidenced by the Deed of Trust and the assignment created and evidenced by the Assignment of Leases and Rents are valid and subsisting and further acknowledge and agree that there are no offsets, claims or defenses to the Note, the Deed of Trust, the Assignment of Leases and Rents or any other Loan Documents.




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         11.     Other Provisions Unchanged.  Notwithstanding anything to the contrary contained in the Deed of Trust (i)it is understood that Borrower and/or any tenant of Borrower permitted under the Loan Documents shall have the right to make alterations, additions, and improvements to the interior or exterior of the "Building" comprising part of the Property and the parking areas adjacent to such Building equal to or less than Five Thousand and No/100 Dollars ($5,000.00) without the prior consent of Lender and (ii) it is understood that Sanwa Business Credit Corporation and MetLife Capital Corporation currently have a lien on certain non-movable trade fixtures, equipment and personal property owned and/or utilized by Maker, Borrower's tenant, in connection with the Property, which non-movable trade fixtures, equipment and personal property do not comprise part of the Property (as defined in the Deed of Trust) under the Loan Documents. Except for the foregoing sentence, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. The Loan Documents are hereby ratified and confirmed in all respects. All liens, security interests, mortgage and assignments granted or created by or existing under the Deed of Trust, the Assignment of Leases and Rents and the other Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure Borrower's obligation to repay the Note.

         12. Merger. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements. No modification of any of the Loan Documents, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by Lender and Borrower. Lender, Maker, and Borrower further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

         13. Notices. Any notice or communication required or permitted hereunder or under the Loan Documents shall be given in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or
(c) United States mail, postage prepaid, registered or certified mail, or (d) prepaid telegram, telex or telecopy, addressed as follows:

         To Borrower:             Koontz/McCombs 1, Ltd.
                                  200 Concord Plaza Drive
                                  San Antonio, Texas 78216

         To Nationwide:           Nationwide Life Insurance Company
                                  One Nationwide Plaza
                                  Columbus, Ohio  43215-2220
                                  Attn: Real Estate Investments  34-T

         To Employers:            Employers Life Insurance Company of Wausau
                                  c/o Nationwide Life Insurance Company
                                  One Nationwide Plaza
                                  Columbus, Ohio  43215-2220
                                  Attn: Real Estate Investments  34-T

         To Maker:                Solo Serve Corporation
                                  1610 Cornerway Blvd.
                                  San Antonio, Texas 78219-2900




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         To Indemnitors:          Koontz/McCombs, LLC
                                  200 Concord Plaza Drive
                                  San Antonio, Texas 78216

                                  Bart C. Koontz
                                  200 Concord Plaza Drive
                                  San Antonio, Texas 78216

or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram, telex or telecopy, upon receipt; provided that, service of a notice required by Tex. Property Code
Section 51.002 shall be considered complete when the requirements of that statute are met.

         14. Release of Lender. Maker, Borrower and Indemnitors each hereby release, remise, acquit and forever discharge Lender, together with their employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement, the Note, the Deed of Trust, the Assignment of Leases and Rents or any other Loan Document, or any of the transactions associated therewith, or the Property, including specifically but not limited to claims of usury.

         15. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

         16. Severability of Provisions. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

         17. Time of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

         18. Representation by Counsel. The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

         19. Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within said State.




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         20.     Successors and Assigns.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs, personal representatives, successors and assigns.

         21. Paragraph Headings. The paragraph headings set forth in this Agreement are for the convenience of the parties only, and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs in this Agreement.

         IN WITNESS WHEREOF, this Agreement is executed on the dates of acknowledgment below but is effective as of the date first above written.

                                   BORROWER:

                                   KOONTZ/McCOMBS 1, LTD.,
                                   a Texas limited partnership

                                   By Koontz/McCombs, LLC, a Texas
                                      limited liability company,
                                      General Partner


                                      By: /s/ Bart Koontz
                                         ------------------------------------
                                         Name: Bart Koontz
                                              -------------------------------
                                         Title:  President
                                               ------------------------------

                                   MAKER:

                                   SOLO SERVE CORPORATION, a
                                   Delaware corporation


                                   By: /s/ Ross E. Bacon
                                      ---------------------------------------
                                      Name: Ross E. Bacon
                                           ----------------------------------
                                      Title: Executive Vice President
                                            ---------------------------------

                                   INDEMNITORS:

                                   KOONTZ/McCOMBS, LLC, a
                                   Texas limited liability company


                                   By: /s/ Bart C. Koontz
                                      ---------------------------------------
                                      Name: Bart C. Koontz
                                           ----------------------------------
                                      Title: President
                                            ---------------------------------





                                   /s/ Bart C. Koontz
                                   ------------------------------------------
                                   BART C. KOONTZ

                                   LENDER:

                                   NATIONWIDE LIFE INSURANCE COMPANY,
                                   an Ohio corporation


                                   By: /s/ Robert H. McNaughton
                                      ----------------------------------------
                                      Name: Robert H. McNaughton
                                           -----------------------------------
                                      Title: Vice President
                                            ----------------------------------


                                   EMPLOYERS LIFE INSURANCE COMPANY OF
                                   WAUSAU, a Wisconsin corporation


                                   By: /s/ Robert H. McNaughton
                                      ----------------------------------------
                                      Name: Robert H. McNaughton
                                           -----------------------------------
                                      Title:  Vice President
                                            ----------------------------------